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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 25, 2006

CHINA DIRECT, INC.

(Exact name of registrant as specified in its charter)

                            Delaware                                                             0-26415                                           13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Federal Highway, Suite 120, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

                                                       Registrant’s telephone number, including area code                   (561) 989-9171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01                Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 24, 2006 our wholly-owned subsidiary, CDI China, Inc. (“CDI China”), entered into a stock acquisition agreement with Shanghai Lang Chemical Company, Limited, a Chinese limited liability company (“Lang”) and its sole stockholders Jingdong Chen and Qian Zhu, pursuant to which CDI China was to acquire 51% of Lang in exchange for an initial capital infusion of $375,000, followed by an additional capital infusion of $326,250 on or before June 30, 2007. Under the terms of the stock exchange agreement, the condition precedents to the closing were:

•              the requirement that Lang deliver to CDI China, on or before October 31, 2006, audited financial statements of Lang at December 31, 2005 and for the two years then ended which reflected revenues of $31,740,000 for the fiscal year ended December 31, 2005 and net assets of $767,197 at December 31, 2005, and

•              Mr. Chen and Ms. Zhu were to enter into employment agreements with CDI Shanghai Company, Limited, a Chinese limited liability company and wholly owned subsidiary of CDI China which was to be formed to manage the daily operations of Lang.

On October25, 2006 the transaction closed according to its terms.

At the closing of the transaction, CDI Shanghai Company, Limited entered into employment agreements with each of Mr. Chen and Ms. Zhu. Mr. Chen will serve as Vice President, Chemical Division with operational responsibilities for Lang, and Ms. Zhu will serve as Vice President of Finance, Chemical Division. The terms of the five year agreements are identical and provide for annual compensation of $10,000 together with bonuses at the discretion of the company. The agreements contain customary confidentiality provisions.

About Lang

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. It maintains a relationship with both the supplier and the customer, managing the logistics of the distribution channel. Lang is a distribution agent in the eastern section of China for manufacturers such as BASF YPC Co., Ltd, Celanese (China) Holding Co., Ltd and Lucite International (China) Chemical Industry Co., Ltd. Lang primarily distributes products to industrial manufacturing company and trading companies, including property developers, textile factories and pharmaceutical factories located in Eastern China. Products sold and distributed by Lang are used by customers as a raw materials in the production of a variety of finished products including paint, glue, plastics, textiles, leather goods as well as various medical products. Lang was founded in January 1998 by Mr. Chen and Ms. Zhu.

Lang generates revenues through a commission ranging from 3% to 5% of the sale, with the amount of commission varying depending on the product sold. Lang reported revenues of $31,737,463 and a net loss of $63,252 for the fiscal year ended December 31, 2005 and revenues of $23,560,105 and a net loss of $97,140 for the fiscal year ended December 30, 2004. For the six months ended June 30, 2006, it reported revenues of $15,421,914 and net income of $13,942. One customer represented approximately 12% of Lang's revenues for each of the fiscal year ended December 31, 2005 and the six months ended June 30, 2006.

Lang maintains a small inventory of chemicals at various storage centers across the eastern section of China. In most cases, Lang remits full payment to the suppliers upon receipt of the products for its inventory. Approximately 20% of Lang sales are derived from smaller orders of these chemicals

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sold from their inventory. These chemicals, which include acrylic acid, butyl acrylate, methyl acrylate, vinyl acetate, glacial acetic acid, vinyl acetic, methanol and VAE, are typically subject to price fluctuations. Lang maintains a small inventory of these chemicals in an effort to supply the customer efficiently on short term notice and to reduce the impact of fluctuating prices. These smaller orders are generally less than 10 tons and are shipped to the customer directly from one of Lang’s storage centers. at a 3 % to 5% markup. Generally the customer pays the full amount of the order at the time the order is placed.

The balance of the approximately 80% of the Lang sales are derived from frequently used products which are shipped directly from the supplier to the customer. In most cases these are larger orders which Lang cannot supply from their inventory. Usually these larger orders are in excess of 10 tons and will be shipped from the suppliers to the clients directly. Lang will bill and collect payment from the customer. Generally customers will pay 10% to 20% of the purchase price as a deposit to Lang. Lang must pay the full balance to the suppler before the order is shipped. Upon receipt of the goods the customer will remit the balance of the payment for the order to Lang. Although Lang pays the suppliers upon receipt, the products can be returned with full refund only in the event there is an issue with quality.

The following table sets forth the principal products distributed by Lang for the fiscal year ended December 31, 2005:

Approximate
Product	% of total revenues

Glacial acetic acid and acetic acid derivatives	44%
Acrylic acid and acrylic ester	29%
VAE and PVA	18%
Other products	9%

Lang's distribution network covers the eastern section of China. The following table sets forth the principal geographical areas for the sales of its products based on its fiscal 2005 revenues:

Region	Approximate % of revenues

Shanghai area	48%
Jiangsu area	41%
Zhejiang area	10%
Other areas	1%

It utilizes storage centers located in Shanghai as well as Qidong City and Jiangyin City in Jiangsu Province to provide the infrastructure to support its distribution channels. These storage centers aggregate approximately 119,000 cubic feet of liquid storage tanks and approximately 38,000 square feet of warehouse space used for solid or dry materials. The storage centers located in Shanghai and Qidong City are operated by unrelated third parties and Lang uses the storage space on an as needed basis. The Jiangyin City storage facility is owned by Lang. The total storage cost for Lang for fiscal 2005 and the six months ended June 30, 2006 was $27,056 and $7,925, respectively.

Regulation of the Chemical Industry within China is monitored by The Ministry of China Chemical Industry. Industry participants are governed by the Industrial Chemical Control Law (ICCL) issued by the Ministry of China Chemical Industry. The Shanghai provincial government issues licenses for the distribution of chemical products in China. Shanghai Lang Chemical Company, Limited received the license to operate within the chemical industry in January 1998, the license expires in January 2018.

3

The company believes they are in substantial compliance with all provisions of those registrations, inspections and licenses and have no reason to believe that they will not be renewed as required by the applicable rules of the Central Government and Shanghai City.

Lang has 17 full time employees, of which five are in management, two are in accounting, six are in sales, two are in the international trade department and the remaining two are in the logistics department. Lang's management includes Mr. Jingdong Chen and Ms. Qian Zhu who are the CEO and Chairman and CFO, respectively. Mr. Chen and Ms. Zhu are husband and wife.

Lang's principal executive offices are located at Suite 901, No. 970, Da Liang Rd., Shanghai, China in a 3,270 square foot office space owned by Ms. Zhu. Lang owns an office space located at 58 Jinqiao Rd, Suite 21A Shanghai with total space of approximately 4,360 square feet. Currently Lang does not have any personnel in this space and there are no Lang operations at this location.

Lang also owns a storage facility in the Jiangsu Province is located in the Beixin Fine Chemical Industrial Park, Qidong, Jiangsu Province. This facility, which consists of a 105,000 cubic foot storage tank area and 21,800 square feet of warehouse, is owned and operated by Lang. Lang purchased the land in April 2005 at a cost of $308,900 and it owns the warehouse, storage area as well as the land use rights.

From time to time Lang engages in transactions with related parties, including the following:

•              Lang rents its principal executive offices from Ms. Zhu, an officer and principal shareholder of the company. In lieu of paying rent for the use of these facilities, Lang has permitted Ms. Zhu to rent the office space owned by Lang which it does not presently use and retain any funds she receives from the rental of that space. It is anticipated that this arrangement will cease following the closing of the transaction herein described, and

•              From time to time Shanghai Liyuan Chemical Corporation, Ltd., an inactive company owned by Mr. Chen, an officer and principal shareholder of the company, advances funds to Lang for working capital. The advances are non-interest bearing, unsecured and payable on demand. At December 31, 2005 and June 30, 2006 Lang owed this related party $1,085,155 and $689,715, respectively. In addition, from time to time Lang has advanced funds to Mr. Chen. At December 31, 2005 and June 30, 2006 he owed Lang $227,570 and $229,472, respectively. Following the closing of the transaction herein described, Lang will no longer borrow funds from, or advances funds to, Mr. Chen or is related entity. It is presently anticipated that the net amount Lang owes Mr. Chen, which was $460,243 at June 30, 2006, will be forgiven by him prior to the end of fiscal 2006, although no formal agreements have been reached at this time.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)          Audited financial statements of Shanghai Lang Chemical Company, Limited for the fiscal years ended December 31, 2005 and 2004, and

(ii)         Financial statements (unaudited) of Shanghai Lang Chemical Company, Limited for the six months ended June 30, 2006 and 2005.

(b)	Pro forma financial information.

(i)	Pro forma statement of operations (unaudited) for the year ended December 31, 2005,

4

(ii)         Pro forma statement of operations (unaudited) for the six months ended June 30, 2006, and

(iii)	Pro forma consolidated balance sheet (unaudited) at June 30, 2006.

(d)	Exhibits

10.1	Employment agreement dated October 25, 2006 by and between CDI Shanghai Company, Limited and Jingdong Chen
10.2	Employment agreement dated October 25, 2006 by and between CDI Shanghai Company, Limited and Qian Zhu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT, INC.

Date: October 25, 2006	By: /s/ James Wang
James Wang, Chief Executive Officer

5

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Report of Independent Registered Public Accounting Firm	3

Consolidated Financial Statements:

Consolidated Balance Sheet	4

Consolidated Statements of Operations	5

Consolidated Statements of Members’ Equity	6

Consolidated Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Directors

Shanghai Lang Chemical Company, Limited

We have audited the accompanying balance sheet of Shanghai Lang Chemical Company, Limited as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2005 and 2004. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai Lang Chemical Company, Limited as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the year ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States.

/s/ Sherb & Co., LLP

Certified Public Accountants

Boca Raton, Florida

September 8, 2006

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
BALANCE SHEET
DECEMBER 31, 2005 AND 2004

ASSETS
	2005	2004
CURRENT ASSETS:
Cash	$ 142,550	$ 596,203
Accounts receivable (net of allowance for doubtful accounts of $107,105
and $44,421 for 2005 and 2004, respectively)	860,522	564,773
Other receivable	42,472	-
Inventories	446,642	74,275
Due from related party	-	200,155
Prepaid expenses and other	322,070	110,239
Total Current Assets	1,814,256	1,545,645
PROPERTY AND EQUIPMENT - Net	751,033	279,809
Total Assets	$ 2,565,289	$ 1,825,454

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan Payable-Current Portion	$ 132,421	$ -
Accounts payable	410,974	533,473
Accrued expenses	16,074	49,669
Advance from customers	206,511	422,815
Due to related party	857,585	-

Total Current Liabilities	1,623,565	1,005,957

LONG TERM LOANS PAYABLE	165,527	-

Total Liabilities	1,789,092	1,005,957

MEMBERS' EQUITY:
Members' Equity	603,865	603,865
Retained earnings	152,380	215,632
Other comprehensive income - foreign currency	19,952	-
Total Members' Equity	776,197	819,497
Total Liabilities and Members' Equity
	$ 2,565,289	$ 1,825,454

The accompanying notes are an integral part of the statements.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
STATEMENT OF OPERATIONS
	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2005	2004

NET REVENUES	$ 31,737,463	$ 23,560,105

COST OF SALES	31,239,107	23,138,263

GROSS PROFIT	498,356	421,842

OPERATING EXPENSES:
Selling expenses	347,843	308,382
General and administrative	234,622	208,149

Total Operating Expenses	582,465	516,531

LOSS FROM OPERATIONS	(84,109)	(94,689)

OTHER INCOME (EXPENSE):
Other income	38,463	-
Interest (expense) income	(17,606)	7,288

Total Other Income	20,857	7,288

LOSS BEFORE INCOME TAXES	(63,252)	(87,401)

INCOME TAXES	-	(9,739)

NET LOSS	$ (63,252)	$ (97,140)

The accompanying notes are an integral part of the statements.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
STATEMENT OF MEMBERS' EQUITY
December 31, 2005 and 2004

	Members'	Retained	Other Comprehensive	Total Members'
	Equity	Earnings	Income	Equity

Balance, December 31, 2003	603,865	312,772	_	916,637

Comprehensive loss:
Net loss for the year	-	(97,140)	-	(97,140)
Foreign currency translation adjustment	-	-	-	-

Balance, December 31, 2004	$ 603,865	$ 215,632	$ -	$ 819,497
Comprehensive loss:
Net loss for the year	-	(63,252)	-	(63,252)

Foreign currency translation adjustment	-	-	19,952	19,952

Balance, December 31, 2005	$ 603,865	$ 152,380	$ 19,952	$ 776,197

See notes to consolidated financial statements

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
STATEMENTS OF CASH FLOWS
	For the Year Ended
	December 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (63,252)	$ (97,140)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	44,416	2,046
Allowance for doubtful accounts	62,684	44,421

Changes in assets and liabilities:
Accounts receivable	(358,433)	39,444
Other receivable	(42,472)	-
Inventories	(372,367)	(26,972)
Prepaid and other current assets	(211,831)	221,339
Accounts payable	(122,499)	243,497
Accrued expenses	(33,595)	17,924
Advance from customers	(216,304)	422,815

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(1,313,653)	867,374

CASH FLOWS FROM INVESTING ACTIVITIES:
Due from related parties	1,057,740	(864,479)
Capital expenditures	(515,640)	(272,695)

NET CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES	542,100	(1,137,174)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	364,159	-
Repayment of loans payable	(66,211)	-

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	297,948	-

EFFECT OF EXCHANGE RATE ON CASH	19,952	-

NET DECREASE IN CASH	(453,653)	(269,800)
CASH - beginning of year	596,203	866,003
CASH - end of period	$ 142,550	$ 596,203
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for:
Interest	$ 16,960	$ -
Income Taxes	$ -	$ 9,739

The accompanying notes are an integral part of the statements.
-7-

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Shanghai Lang Chemicals Co., Ltd was established in January 1998 with registered capital of $625,000 USD (5 MM RMB). Shanghai Lang Chemicals Co., Ltd. (“Lang”) is located in the Shanghai region of the Yangtze River delta

Lang operates a storage facility located at the Jiangsu Province in the Beixin Fine Chemical Industrial Park, in the city of Qidong of the Jiangsu Province. This facility consists of a 105,000 cubic foot storage tank area and 21,800 Sq ft. warehouse.

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. Lang acts a third party agent in the sale of synthetic chemicals from the supplier to the customer; in addition Lang acts a distributor of synthetic chemicals to customers. Products sold and distributed by Lang are used by customers as a raw material in the production of a variety of finished products such as: paint, glue, plastics, textiles, leather goods as well as various medical products. Lang is a distribution agent in the eastern section of China for manufacturers such as BASF YPC Co., Ltd, Celanese (China) Holding Co., Ltd and Lucite International (China) Chemical Industry Co., Ltd. Lang has exclusive distribution rights for products manufactured by BASF YPC Co., Ltd, which covers eastern sections of China, specifically, Jiangsu, Zhejiang, and Shanghai provinces. The exclusive distribution rights for BASF YPC Co., Ltd products were awarded to Lang in November 2005 and expire in December 2006. Lang has a relationship with BASF YPC Co., Ltd, since November 2005. Lang has a relationship with Celanese (China) Holding Co., Ltd since 2001. Lang has a relationship with Lucite International (China) Chemical Industry Co., Ltd. since 2003.

Shanghai Lang Chemicals Co., Ltd (“Lang” or “the Company”) is a distributor of finely processed industrial grade synthetic chemical products. Primarily Lang distributes four primary product categories; Glacial acetic acid and acetic acid derivatives, Acrylic acid and acrylic ester, Vinyl acetate-ethylene (“VAE”) and Polyvinyl alcohol (“PVA”).

Lang has 17 full time employees, 5 employees are management, 2 are working for accounting department, 6 are working for sales department, 2 are working for international trade department and 2 are working for logistic department.

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. Lang acts as a third party agent in the sale of synthetic chemicals from the supplier to the customer as well Lang acts a distributor of synthetic chemicals to customers. Lang maintains a relationship with both the supplier and the customer, managing the logistics of the distribution channel. Lang operates three distribution centers in the eastern section of China. Lang collects payment from the customer upon delivery of goods, charges a commission and remits the balance to the supplier. Generally Lang collects a fee of approximately 3%-5%. Lang collects when delivery of the goods is accepted by the customer. Lang invoices and collects payment from the customer. The fee varies slightly depending on the product to be distributed. Glacial acetic acid and the related derivatives is the most significant contribution to revenues.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

The Company (Continued)

Lang maintains a small inventory of chemicals at various storage centers across the eastern section of China. Approximately 20% of Lang revenues are derived from sales made from inventory held by Lang. These orders tend to be smaller orders which can be supplied from the inventory of Lang. These chemicals typically are witness to price fluctuations and as such Lang maintains an inventory from which to supply customers. These chemicals such as acrylic acid, butyl acrylate, methyl acrylate, vinyl acetate, glacial acetic acid, vinyl acetic, methanol, VAE are chemicals which are in steady demand from the market. As such Lang maintains a small inventory of these chemicals in an effort to supply the customer efficiently on short term notice and to reduce the impact of fluctuating prices. In most cases, Lang remits full payment to the suppliers upon receipt of the products. Approximately 20% of Lang sales are derived from smaller orders of these chemicals sold from their inventory. These smaller orders are generally less than 10 tons and will be shipped to the customer directly from one of Lang’s storage centers. Lang will then sell the product from its own inventory at a 3-5% markup. Generally the customer pays the full amount of the order at the time the order is placed.

The balance of the approximately 80% of the Lang sales are derived from frequently used products which are shipped directly from the supplier to the customer. In most cases these are larger orders which Lang cannot supply from their inventory. Usually these larger orders are in excess of 10 tons and will be shipped from the suppliers to the clients directly. Lang will bill and collect payment from the customer. Ordinarily customers will pay 10%-20% of the purchase price as a deposit to Lang. Lang must pay the full balance to the suppler before the order is shipped. Upon receipt of the goods the customer will remit the balance of the payment for the order to Lang. Although Lang pays the suppliers upon receipt, the products can be returned with full refund only in the event there is an issue with quality.

Our function is to manage distribution of chemicals within China. Our distribution network covers the eastern section of China. We utilize storage centers in eastern China. These storage centers provide an infrastructure for Lang to support a distribution channel. These storage centers are comprised of storage tanks and warehouses from which we can store and then divert products to the customer. Liquid products are held in storage tanks, while solid or dry materials are held in warehouse space. Lang does not operate its own storage centers, each of the storage facilities are an unrelated third party. Lang uses the storage space on an as needed basis. The total storage cost for Lang was $27,056 USD for the period ending December 31, 2005 and $57,955 USD for the period ending December 31, 2004. In 2004 the storage related costs were higher due to uncharacteristically high levels of Glacial acetic acid derivatives in August 2004. For the month of August 2004, Lang incurred approximately $19,100 USD in storage expenses. Lang utilizes storage centers located in the following cities; Shanghai, Qidong City (Jiangsu Province), Jiangyin City (Jiangsu Province) , Zhangjiagang City (Jiangsu Province).

Lang has 6 salespersons in the Shanghai headquarters. These salespersons are employees of Lang. Salespersons are compensated with salary; they do not earn a sales commission. From time to time salesmen can potentially be awarded an annual bonus. Salespersons operate from the headquarters in Shanghai, traveling to other provinces for sales appointments. The main duty of the salesperson is to maintain good relationships with existing clients and develop new clients as well.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

Summary of Significant Accounting Policies

The financial statements have been prepared on the historical cost basis, except for the certain financial instruments. he principal accounting policies adopted are set out below.

Basis of Financial Statements

Lang Chemical maintains its records and prepares its financial statements in accordance with accounting principles generally accepted in China. Certain adjustments and reclassifications have been incorporated in the accompanying financial statements to conform to accounting principles generally accepted in the United States of America. These adjustments were not recorded in the statutory books of account. The accounting policies have been consistently applied by the Company.

Cash and Cash Equivalents

Lang Chemical classifies highly liquid temporary investments with an original maturity of three months or less when purchased as cash equivalents.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company's products are stated at the lower of cost or market utilizing the first in first out method.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable consists primarily of amounts due to the company from normal business activities. The company maintains an allowance for doubtful accounts to reflect the expected non-collection of accounts receivable based on past collection history and specific risks identified within the portfolio. If the financial condition of the customers were to deteriorate resulting in an impairment of their ability to make payments, or if payments from customers are significantly delayed, additional allowances might be required. As of December 31, 2005 and 2004, the company recorded allowance for doubtful accounts of $107,105 and $44,421 respectively.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided using the straight line method over the estimated economic lives of the assets, which are from five to ten years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amounts reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses, loans and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Revenue Recognition

The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company: The Company's revenues from the sale of products are recorded when the goods are shipped, title passes, and collectibility is reasonably assured.

Advertising Costs

Advertising is expensed as incurred. Advertising expenses were immaterial for the years ended December 31, 2005 and 2004.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

Foreign Currencies

Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52,"Foreign Currency Translation," and are included in determining net income or loss.

For foreign operations with the local currency as the functional currency, assets and liabilities are translated from the local currencies into U.S. dollars at the exchange rate prevailing at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period to approximate translation at the exchange rates prevailing at the dates those elements are recognized in the financial statements. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive loss.

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese dollar or Renminbi ("RMB"). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Net gains and losses resulting from foreign exchange transactions are included in the consolidated statements of operations and were not material during the periods presented due to fluctuations between the Chinese dollar ("RMB") and the United States dollar. The cumulative translation adjustment and effect of exchange rate changes on cash at December 31, 2005 and 2004 were $19,952 and $0 respectively.

On July 21, 2005, the central government of China allowed the Chinese dollar or RMB to fluctuate, ending its decade-old valuation peg to the U.S. dollar. The new RMB rate reflects an approximately 2% increase in value against the U.S. dollar. Historically, the Chinese government has benchmarked the RMB exchange ratio against the U.S. dollar, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the Chinese government continues to benchmark the RMB against the U.S. dollar.

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce the deferred tax assets to the amount that is more likely than not to be realized. In assessing the likelihood of realization, management considers estimates of future taxable income.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The Company uses Statement of Financial Accounting Standards No. 130 (SFAS 130) "Reporting Comprehensive Income". Comprehensive income is comprised of net income and all changes to the statements of members' equity, except those due to investments by members, changes in members’ equity and distributions to members. For the Company, comprehensive income for the year ended December 31, 2005 and 2004 included net income and foreign currency translation adjustments.

NOTE 2 INVENTORIES

At December 31, 2005 and 2004, inventories consisted of the following:

2005	2004	4

Raw materials	$446,642	$74,275
Finished goods	-	-
	--------------	--------------
	$446,642	$74,275
==============		============

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 3 PROPERTY AND EQUIPMENT

At December 31, 2005 and 2004, property and equipment consisted of the following:

		2005	2004
	Estimated Life

Buildings	10 years	$ 608,251	$ -
Auto and Truck	5 years	33,144	32,317
Office Equipment	5 years	13,360	13,027
Construction in Progress	-	165,663	259,434
		820,418	304,778
Less: Accumulated Depreciation		(69,385)	(24,969)
		$ 751,033	$ 279,809

For the years ended December 31, 2005 and 2004, depreciation expense amounted to $44,416 and $2,046, respectively.

NOTE 4 ACCOUNTS PAYABLE

Accounts payable - trade was $410,974 and $533,473 as of December 31, 2005 and 2004. Such liabilities as of December 31, 2005 and 2004 included, operating payable and other accounts payable.

NOTE 5 ADVANCE FROM CUSTOMERS

Advances from customers consist of a prepayment to the Company for merchandise that had not yet shipped to the customer. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy. At December 31, 2005 and 2004, advances from customers amounted to $206,511 and $422,815 respectively.

NOTE 6 RELATED PARTY TRANSACTIONS

Due from Executive Officers

The due from executive officers amounted to $227,570 and $42,896 for the year ended December 31, 2005 and 2004, respectively.

Due from (to) related parties

The financial statements include balances and transactions with related parties. From time to time, the Company receives advances from or advances funds to an affiliated entity, owned by an officer of the Company, for working capital purposes. These advanced are non interest, unsecured and payable on demand. At December 31, 2005, the Company owed this affiliated entity of $1,085,155. At December 31, 2004, the affiliated entity owed the Company of $157,259.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 7 INCOME TAX

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" "SFAS 109". SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The Company’s operations in China are governed by the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the “PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, wholly-owned foreign enterprises are subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

The components of income before income tax consist of the following:

	Year Ended December 31,
	2005	2004
Chinese Operations	$(63,252)	$(97,140)

The components of the (benefit) provision for income taxes are as follows:

	Year Ended December 31,
	2005	2004
Peoples Republic of China-Federal and Local	$-	$9,739

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has recognized, a valuation allowance for those deferred tax assets for which it is more likely than not that realization will not occur. The Company's deferred tax asset as of December 31, 2005 and 2004 is as follows:

2005	2004

NOL carry-forwards	$150,653	$87,401
Valuation allowance	(150,653)	(87,401)
	---------------	---------------
Deferred tax asset, net of allowance	$-	$-
	==========	==========

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 8 LOANS PAYABLE

Loans payable consisted of the following at December 31, 2005 and 2004:

	2005	2004
Loan to Agriculture Bank of China Shanghai Branch dated April 4, 2005,
due in quarterly installments through January 4, 2008. Interest rate at 6.12%.Secured by the building.	$297,948	$ -
Less: Current Portion	132,421	-
Long Term Portion of the Loan Payable	$165,527	$ -

NOTE 9 COMMITMENTS

Operating Leases

The Company leases warehouses in Shanghai and JiangSu Province of China. Future minimum rental payments required under these operating leases are as follows:

Period: Total

Period Ended December 31, 2006 $	5,268
Period Ended December 31, 2007	$732
Period Ended December 31, 2008	$0
Period Ended December 31, 2009	$0
Period Ended December 31, 2010	$0
Thereafter	$0
$ 6,000

Rent expense for the years ended December 31, 2005 and 2004 amounted to $27,056 and $57,955, respectively.

Note 10	Industry Segment and Geographic Information

The Company operates in one business segment as defined under SFAS 131, “Segment Reporting”. Its business is located in and operates in China.

NOTE 11 SUBSEQUENT EVENTS

The Company and its two shareholders entered into stock acquisition agreement with CDI China, Inc., a wholly owned subsidiary of China Direct on October 1, 2006.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

Notes to the Financial Statements

December 31, 2005 and 2004

NOTE 11 SUBSEQUENT EVENTS (Continued)

Under the terms of the stock exchange agreement, CDI China will acquire 51% equity ownership of Shanghai Lang Chemical Company Limited in exchange for an initial capital infusion of US$375,000 and a follow-up capital infusion of US$326,250 to be made on or before June 30, 2007. The agreement shall be effective as of October 1, 2006. The Company’s two shareholders, Messrs. Chen and Zhu each retained a 24.5% equity interest in Lang, and will remain as officers and will enter into employment agreements with CDI Shanghai Company, Limited, a wholly owned subsidiary of CDI China, Inc., on or before October 31, 2006. The purchase price was determined based on the arm’s length negotiations and no finder ’s fees or commissions were paid in connection with the acquisition.

NOTE 12 OPERATING RISK

(a) Country risk

Currently, the Company's revenues are primarily derived from the sale of line of disinfectant product offerings to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company's financial condition.

(b) Products risk

In addition to competing with other manufacturers of disinfectant product offerings, the Company competes with larger U.S. companies who have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These U.S. companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Renminbi converted to US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

(d) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(UNAUDITED)

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
BALANCE SHEET
JUNE 30, 2006
(UNAUDITED)

ASSETS

2006
CURRENT ASSETS:
Cash	$ 50,050
Accounts receivable (net of allowance for doubtful accounts of $68,420)	1,304,955
Other receivable	7,057
Inventories	223,245
Prepaid expenses and other	268,890
Total Current Assets	1,854,197

PROPERTY AND EQUIPMENT - Net	743,964
Total Assets	$ 2,598,161

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan Payable-Current Portion	$ 133,528
Accounts payable	724,328
Accrued expenses	18,612
Advance from customers	364,621
Due to related party	460,243
Total Current Liabilities	1,701,332

LONG TERM LOANS PAYABLE	100,146
Total Liabilities	1,801,478

MEMBERS' EQUITY:
Members' equity	603,865
Retained earnings	166,322
Other comprehensive income - foreign currency	26,496

Total Members' Equity	796,683

Total Liabilities and Members' Equity	$ 2,598,161

See notes to unaudited financial statements -2-

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
STATEMENT OF OPERATIONS
JUNE 30, 2006
(UNAUDITED)

	For the Six Months	For the Six Months
	Ended June 30,	Ended June 30,
	2006	2005

NET REVENUES	$ 15,421,914	$ 15,082,580

COST OF SALES	15,226,331	14,840,715

GROSS PROFIT	195,583	241,865

OPERATING EXPENSES:
Selling expenses	127,727	165,910
General and administrative	46,199	64,987

Total Operating Expenses	173,926	230,897

INCOME FROM OPERATIONS	21,657	10,968

OTHER INCOME (EXPENSE):
Other income	833	-
Interest (expense)	(8,548)	(5,585)

Total Other Income (Expense)	(7,715)	(5,585)

INCOME BEFORE INCOME TAXES	13,942	5,383

INCOME TAXES	-	-

NET INCOME	$ 13,942	$ 5,383

See notes to unaudited financial statements

SHANGHAI LANG CHEMICAL COMPANY, LIMITED
STATEMENT OF CASH FLOWS
	For the Six Months	For the Six Months
	Ended June 30,	Ended June 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 13,942	$ 5,383
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	34,907	10,260
Allowance for doubtful accounts	(38,685)	(35)

Changes in assets and liabilities:
Accounts receivable	(405,748)	413,975
Other receivable	35,415	-
Inventories	223,397	(27,955)
Prepaid and other current assets	53,180	(305,269)
Accounts payable	313,354	(203,198)
Accrued expenses	2,538	195,285
Advance from customers	158,110	(422,815)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	390,410	(334,369)

CASH FLOWS FROM INVESTING ACTIVITIES:
Due from related parties	(397,342)	(109,940)
Capital expenditures	(27,838)	(350,935)

NET CASH FLOWS USED IN INVESTING ACTIVITIES	(425,180)	(460,875)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	-	354,794
Repayment of loans payable	(64,274)	-

NET CASH FLOWS USED IN FINANCING ACTIVITIES	(64,274)	354,794

EFFECT OF EXCHANGE RATE ON CASH	6,544	(644)

NET DECREASE IN CASH	(92,500)	(441,094)

CASH - beginning of year	142,550	596,203
CASH - end of period	$ 50,050	$ 155,109

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for:
Interest	$ 8,308	$ -
Income Taxes	$ -	$ 9,739
See notes to unaudited financial statements -3-

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Shanghai Lang Chemicals Co., Ltd was established in January 1998 with registered capital of $625,000 USD (5 MM RMB). Shanghai Lang Chemicals Co., Ltd. (“Lang”) is located in the Shanghai region of the Yangtze River delta

Lang operates a storage facility located at the Jiangsu Province in the Beixin Fine Chemical Industrial Park, in the city of Qidong of the Jiangsu Province. This facility consists of a 105,000 cubic foot storage tank area and 21,800 Sq ft. warehouse.

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. Lang acts a third party agent in the sale of synthetic chemicals from the supplier to the customer; in addition Lang acts a distributor of synthetic chemicals to customers. Products sold and distributed by Lang are used by customers as a raw material in the production of a variety of finished products such as: paint, glue, plastics, textiles, leather goods as well as various medical products. Lang is a distribution agent in the eastern section of China for manufacturers such as BASF YPC Co., Ltd, Celanese (China) Holding Co., Ltd and Lucite International (China) Chemical Industry Co., Ltd. Lang has exclusive distribution rights for products manufactured by BASF YPC Co., Ltd, which covers eastern sections of China, specifically, Jiangsu, Zhejiang, and Shanghai provinces. The exclusive distribution rights for BASF YPC Co., Ltd products were awarded to Lang in November 2005 and expire in December 2006. Lang has a relationship with BASF YPC Co., Ltd, since November 2005. Lang has a relationship with Celanese (China) Holding Co., Ltd since 2001. Lang has a relationship with Lucite International (China) Chemical Industry Co., Ltd. since 2003.

Shanghai Lang Chemicals Co., Ltd (“Lang” or “the Company”) is a distributor of finely processed industrial grade synthetic chemical products. Primarily Lang distributes four primary product categories; Glacial acetic acid and acetic acid derivatives, Acrylic acid and acrylic ester, Vinyl acetate-ethylene (“VAE”) and Polyvinyl alcohol (“PVA”).

Lang has 17 full time employees, 5 employees are management, 2 are working for accounting department, 6 are working for sales department, 2 are working for international trade department and 2 are working for logistic department.

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. Lang acts as a third party agent in the sale of synthetic chemicals from the supplier to the customer as well Lang acts a distributor of synthetic chemicals to customers. Lang maintains a relationship with both the supplier and the customer, managing the logistics of the distribution channel. Lang operates three distribution centers in the eastern section of China. Lang collects payment from the customer upon delivery of goods, charges a commission and remits the balance to the supplier. Generally Lang collects a fee of approximately 3%-5%. Lang collects when delivery of the goods is accepted by the customer. Lang invoices and collects payment from the customer. The fee varies slightly depending on the product to be distributed. Glacial acetic acid and the related derivatives is the most significant contribution to revenues.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

The Company (Continued)

Lang maintains a small inventory of chemicals at various storage centers across the eastern section of China. Approximately 20% of Lang revenues are derived from sales made from inventory held by Lang. These orders tend to be smaller orders which can be supplied from the inventory of Lang. These chemicals typically are witness to price fluctuations and as such Lang maintains an inventory from which to supply customers. These chemicals such as acrylic acid, butyl acrylate, methyl acrylate, vinyl acetate, glacial acetic acid, vinyl acetic, methanol, VAE are chemicals which are in steady demand from the market. As such Lang maintains a small inventory of these chemicals in an effort to supply the customer efficiently on short term notice and to reduce the impact of fluctuating prices. In most cases, Lang remits full payment to the suppliers upon receipt of the products. Approximately 20% of Lang sales are derived from smaller orders of these chemicals sold from their inventory. These smaller orders are generally less than 10 tons and will be shipped to the customer directly from one of Lang’s storage centers. Lang will then sell the product from its own inventory at a 3-5% markup. Generally the customer pays the full amount of the order at the time the order is placed.

The balance of the approximately 80% of the Lang sales are derived from frequently used products which are shipped directly from the supplier to the customer. In most cases these are larger orders which Lang cannot supply from their inventory. Usually these larger orders are in excess of 10 tons and will be shipped from the suppliers to the clients directly. Lang will bill and collect payment from the customer. Ordinarily customers will pay 10%-20% of the purchase price as a deposit to Lang. Lang must pay the full balance to the suppler before the order is shipped. Upon receipt of the goods the customer will remit the balance of the payment for the order to Lang. Although Lang pays the suppliers upon receipt, the products can be returned with full refund only in the event there is an issue with quality.

Our function is to manage distribution of chemicals within China. Our distribution network covers the eastern section of China. We utilize storage centers in eastern China. These storage centers provide an infrastructure for Lang to support a distribution channel. These storage centers are comprised of storage tanks and warehouses from which we can store and then divert products to the customer. Liquid products are held in storage tanks, while solid or dry materials are held in warehouse space. Lang does not operate its own storage centers, each of the storage facilities are an unrelated third party. Lang uses the storage space on an as needed basis. The total storage cost for Lang was $27,056 USD for the period ending December 31, 2005 and $57,955 USD for the period ending December 31, 2004. In 2004 the storage related costs were higher due to uncharacteristically high levels of Glacial acetic acid derivatives in August 2004. For the month of August 2004, Lang incurred approximately $19,100 USD in storage expenses. Lang utilizes storage centers located in the following cities; Shanghai, Qidong City (Jiangsu Province), Jiangyin City (Jiangsu Province) , Zhangjiagang City (Jiangsu Province).

Lang has 6 salespersons in the Shanghai headquarters. These salespersons are employees of Lang. Salespersons are compensated with salary; they do not earn a sales commission. From time to time salesmen can potentially be awarded an annual bonus. Salespersons operate from the headquarters in Shanghai, traveling to other provinces for sales appointments. The main duty of the salesperson is to maintain good relationships with existing clients and develop new clients as well.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Summary of Significant Accounting Policies

The financial statements have been prepared on the historical cost basis, except for the certain financial instruments. The principal accounting policies adopted are set out below.

Basis of Financial Statements

Lang Chemical maintains its records and prepares its financial statements in accordance with accounting principles generally accepted in China. Certain adjustments and reclassifications have been incorporated in the accompanying financial statements to conform to accounting principles generally accepted in the United States of America. These adjustments were not recorded in the statutory books of account. The accounting policies have been consistently applied by the Company.

Cash and Cash Equivalents

Lang Chemical classifies highly liquid temporary investments with an original maturity of three months or less when purchased as cash equivalents.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company's products are stated at the lower of cost or market utilizing the first in first out method.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable consists primarily of amounts due to the company from normal business activities. The company maintains an allowance for doubtful accounts to reflect the expected non-collection of accounts receivable based on past collection history and specific risks identified within the portfolio. If the financial condition of the customers were to deteriorate resulting in an impairment of their ability to make payments, or if payments from customers are significantly delayed, additional allowances might be required. As of June 30, 2006, the company recorded allowance for doubtful accounts of $68,420.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided using the straight line method over the estimated economic lives of the assets, which are from five to ten years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amounts reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses, loans and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Revenue Recognition

The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company: The Company's revenues from the sale of products are recorded when the goods are shipped, title passes, and collectibility is reasonably assured.

Advertising Costs

Advertising is expensed as incurred. Advertising expenses were immaterial for the six months ended June 30, 2006 and 2005.

Foreign Currencies

Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52,"Foreign Currency Translation," and are included in determining net income or loss.

For foreign operations with the local currency as the functional currency, assets and liabilities are translated from the local currencies into U.S. dollars at the exchange rate prevailing at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period to approximate translation at the exchange rates prevailing at the dates those elements are recognized in the financial statements. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive loss.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Foreign Currencies (Continued)

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese dollar or Renminbi ("RMB"). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Net gains and losses resulting from foreign exchange transactions are included in the consolidated statements of operations and were not material during the periods presented due to fluctuations between the Chinese dollar ("RMB") and the United States dollar. The cumulative translation adjustment and effect of exchange rate changes on cash at June 30, 2006 were $26,496.

On July 21, 2005, the central government of China allowed the Chinese dollar or RMB to fluctuate, ending its decade-old valuation peg to the U.S. dollar. The new RMB rate reflects an approximately 2% increase in value against the U.S. dollar. Historically, the Chinese government has benchmarked the RMB exchange ratio against the U.S. dollar, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the Chinese government continues to benchmark the RMB against the U.S. dollar.

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce the deferred tax assets to the amount that is more likely than not to be realized. In assessing the likelihood of realization, management considers estimates of future taxable income.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The Company uses Statement of Financial Accounting Standards No. 130 (SFAS 130) "Reporting Comprehensive Income". Comprehensive income is comprised of net income and all changes to the statements of members' equity, except those due to investments by members, changes in members’ equity and distributions to members. For the Company, comprehensive income for the six months ended June 30, 2006 included net income and foreign currency translation adjustments.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 2	Inventories

At June 30, 2006, inventories consisted of the following:

2006

Raw materials	$223,245
Finished goods	-
--------------
$223,245
====	===========

NOTE 3 RELATED PARTY TRANSACTIONS

Due from Executive Officers

The due from executive officers amounted to $229,472 for the six months ended June 30, 2006.

Due to related parties

The financial statements include balances and transactions with related parties. From time to time, the Company receives advances from or advances funds to an affiliated entity, owned by an officer of the Company, for working capital purposes. These advanced are non interest, unsecured and payable on demand. At June 30, 2006, the Company owed this affiliated entity of $689,715.

Note 4	Subsequent Events

The Company and its two shareholders entered into stock acquisition agreement with CDI China, Inc., a wholly owned subsidiary of China Direct on October 1, 2006.

Under the terms of the stock exchange agreement, CDI China will acquire 51% equity ownership of Shanghai Lang Chemical Company Limited in exchange for an initial capital infusion of US$375,000 and a follow-up capital infusion of US$326,250 to be made on or before June 30, 2007. The agreement shall be effective as of October 1, 2006. The Company’s two shareholders, Messrs. Chen and Zhu each retained a 24.5% equity interest in Lang, and will remain as officers and will enter into employment agreements with CDI Shanghai Company, Limited, a wholly owned subsidiary of CDI China, Inc., on or before October 31, 2006. The purchase price was determined based on arm’s length negotiations, and no finder’s fees or commissions were paid in connection with the acquisition.

SHANGHAI LANG CHEMICAL COMPANY, LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

June 30, 2006

NOTE 5 OPERATING RISK

(a) Country risk

Currently, the Company's revenues are primarily derived from the sale of line of disinfectant product offerings to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company's financial condition.

(b) Products risk

In addition to competing with other manufacturers of disinfectant product offerings, the Company competes with larger U.S. companies who have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These U.S. companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Renminbi converted to US dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

(d) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The acquisition by China Direct, Inc. (the “Company”) of Shanghai Lang Chemical Company, Inc. (“Lang”), a privately held Chinese company, closed October 1, 2006. China Direct acquired 51% equity ownership of Shanghai Lang Chemical Company Limited in exchange for an initial capital infusion of US$375,000 and a follow-up capital infusion of US$326,250 to be made on or before June 30, 2007. The Company’s two shareholders, Messrs. Chen and Zhu each retained a 24.5% equity interest in Lang, and remained as officers. The purchase price was determined based on arm’s length negotiations and no finder’s fees or commissions were paid in connection with the acquisition.

Shanghai Lang Chemical Company., Ltd (“Lang”) was established in January 1998 with registered capital of $603,865 USD (Local Currency RMB 5,000,000). Shanghai Lang Chemical Co., Ltd is located in the Shanghai region of the Yangtze River delta.

Lang specializes in the sale and distribution of industrial grade synthetic chemicals. It maintains a relationship with both the supplier and the customer, managing the logistics of the distribution channel. Lang is a distribution agent in the eastern section of China for manufacturers such as BASF YPC Co., Ltd, Celanese (China) Holding Co., Ltd and Lucite International (China) Chemical Industry Co., Ltd. Lang primarily distributes products to industrial manufacturing company and trading companies, including property developers, textile factories and pharmaceutical factories located in Eastern China. Products sold and distributed by Lang are used by customers as a raw material in the production of a variety of finished products including paint, glue, plastics, textiles, leather goods as well as various medical products. Lang was founded in January 1998 by Mr. Chen and Ms. Zhu.

Lang generates revenues through a commission ranging from 3% to 5% of the sale, with the amount of commission varying depending on the product sold.

Lang maintains a small inventory of chemicals at various storage centers across the eastern section of China. In most cases, Lang remits full payment to the suppliers upon receipt of the products for its inventory. Approximately 20% of Lang sales are derived from smaller orders of these chemicals sold from their inventory. These chemicals, which include acrylic acid, butyl acrylate, methyl acrylate, vinyl acetate, glacial acetic acid, vinyl acetic, methanol and VAE, are typically subject to price fluctuations. Lang maintains a small inventory of these chemicals in an effort to supply the customer efficiently on short term notice and to reduce the impact of fluctuating prices. These smaller orders are generally less than 10 tons and are shipped to the customer directly from one of Lang’s storage centers. at a 3 % to 5% markup. Generally the customer pays the full amount of the order at the time the order is placed.

The balance of the approximately 80% of the Lang sales are derived from frequently used products which are shipped directly from the supplier to the customer. In most cases these are larger orders which Lang cannot supply from their inventory. Usually these larger orders are in excess of 10 tons and will be shipped from the suppliers to the clients directly. Lang will bill and collect payment from the customer. Generally customers will pay 10% to 20% of the purchase price as a deposit to Lang. Lang must pay the full balance to the suppler before the order is shipped. Upon receipt of the goods the customer will remit the balance of the payment for the order to Lang. Although Lang pays the suppliers upon receipt, the products can be returned with full refund only in the event there is an issue with quality.

                                                                                                                          -1-

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

Lang utilizes storage centers located in Shanghai as well as Qidong City and Jiangyin City in Jiangsu Province to provide the infrastructure to support its distribution channels. These storage centers aggregate approximately 119,000 cubic feet of liquid storage tanks and approximately 38,000 square feet of warehouse space used for solid or dry materials. The storage centers located in Shanghai and Qidong City are operated by unrelated third parties and Lang uses the storage space on an as needed basis. The Jiangyin City storage facility is owned by Lang.

Lang has 17 full time employees, of which five are in management, two are in accounting, six are in sales, two are in the international trade department and the remaining two are in the logistics department. Lang's management includes Mr. Jingdong Chen and Ms. Qian Zhu who are the CEO and Chairman and CFO, respectively. Mr. Chen and Ms. Zhu are husband and wife.

Lang's principal executive offices are located at Suite 901, No. 970, Da Liang Rd., Shanghai, China in a 3,270 square foot office space owned by Ms. Zhu. Lang owns an office space located at 58 Jinqiao Rd, Suite 21A Shanghai with total space of approximately 4,360 square feet. Currently Lang does not have any personnel in this space and there are no Lang operations at this location.

Lang also owns a storage facility in the Jiangsu Province is located in the Beixin Fine Chemical Industrial Park, Qidong, Jiangsu Province. This facility, which consists of a 105,000 cubic foot storage tank area and 21,800 square feet of warehouse, is owned and operated by Lang. Lang purchased the land in April 2005 at a cost of $308,900 and it owns the warehouse, storage area as well as the land use rights.

The unaudited pro forma condensed balance sheet combines the Company and Lang balance sheets as of June 30, 2006, gives pro forma effect to the above transaction as if it had occurred on June 30, 2006. The pro forma statement of operations combines the Company and Lang for the six months ended June 30, 2006, and the pro forma statement of operations for the year ended December 31, 2005 and 2004 assume that the acquisition of Lang took place on January 1, 2005 and 2004, respectively.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Lang by the Company occurred as of October 1, 2006 or during the period presented nor is it necessarily indicative of the future financial position or operating results.

These pro forma financial statements should be read in conjunction with the audited historical financial statements and the related notes thereto for the Company and Lang included in this Form 8-K/A dated October 26, 2006 filed with Securities Exchange Commission.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company’s preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

                                                                                                                       -2-

China Direct, Inc.
Proforma Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)
	China Direct, Inc.	Lang Chemical, Inc.	Proforma Adjustments	Proforma Consolidated
Revenues	$ -	$ 23,560,105	$ -	$ 23,560,105

Cost of sales	-	23,138,263	-	23,138,263

Gross profit:	-	421,842	-	421,842

Operating expenses:
Sales, general, and administrative-related parties	-		-	-
Sales, general and administrative	-	516,531		516,531
Total operating expenses	-	516,531	-	516,531

Operating loss	-	(94,689)	-	(94,689)

Other income (expense)
Other income		-		-
Interest expense		7,288		7,288
Unrealized gain (loss) on trading securities	-		-	-
Realized gain on sale of trading securities	-		-	-
	-	7,288	-	7,288

Net income (loss) before discontinued operations ,
income tax and minority interest	-	(87,401)	-	(87,401)

Net loss from discontinued operations	-	-		-

Net income (loss) before income tax	-	(87,401)	-	(87,401)

Income tax benefit (expense)	-	(9,739)	-	(9,739)

Net income (loss) before Minority Interest	$ -	$ (97,140)	$ -	$ (97,140)

Minority Interest in loss of subsidiary			$ 47,599	$ 47,599

Net income (loss)	$ -	$ (97,140)	$ 47,599	$ (49,541)
Foreign currency
Unrealized gain on marketable securities held
for sale, net of income tax	-		-	-

Comprehensive income	$ -	$ (97,140)	$ 47,599	$ (49,541)
See Notes to Unaudited Proforma Financial Statements. -3-

China Direct, Inc.
Proforma Statement of Operations
For the Year Ended December 31, 2005
(Unaudited)

	China Direct, Inc.	Lang Chemical, Inc.	Proforma Adjustments	Proforma Consolidated

Revenues	$ 1,538,428	$ 31,737,463	$ -	$ 33,275,891

Cost of sales	109,522	31,239,107	-	31,348,629

Gross profit:	1,428,906	498,356	-	1,927,262

Operating expenses:
Sales, general, and administrative-related parties	141,188		-	141,188
Sales, general and administrative	557,283	582,465		$1,139,748
Total operating expenses	698,471	582,465	-	1,280,936

Operating income (loss)	730,435	(84,109)	-	646,326

Other income (expense)
Other income		38,463		38,463
Interest expense		(17,606)		(17,606)
Unrealized gain (loss) on trading securities	28,650		-	28,650
Realized gain on sale of trading securities	6,176		-	6,176
	34,826	20,857	-	17,220

Net income (loss) before discontinued operations,
income tax and minority interest	765,261	(63,252)	-	702,009
Net income (loss) before income tax	765,261	(63,252)	-	702,009
Income tax benefit (expense)	(304,428)		-	(304,428)
Net income (loss) before Minority Interest	460,833	(63,252)	-	397,581
Minority Interest in loss of subsidiary	-	-	$ 30,993	$ 30,993

Net income (loss)	$ 460,833	$ (63,252)	$ 30,993	$ 428,574

Foreign currency
	-	19,952		19,952
Unrealized gain on marketable securities held
for sale, net of income tax	45,300	-	-	45,300
Comprehensive income	$ 506,133	$ (43,300)	$ 30,993	$ 493,826
See Notes to Unaudited Proforma Financial Statements. -4-

China Direct, Inc.
Proforma Consolidated Balance Sheet
June 30, 2006
(Unaudited)

	China Direct, Inc.	Lang Chemical, Inc.	Proforma Adjustments	Proforma Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$ 66,148	$ 50,050	$ -	$ 116,198
Accounts receivable, net of allowance for doubtful accounts	-	1,304,955	-	1,304,955
Other receivable	-	7,057	-	7,057
Inventories	-	223,245	-	223,245
Prepaid expenses	256,267	268,890	-	525,157
Investment in trading securities	616,000	-	-	616,000
Investment in marketable securities held for sale	3,120,000	-	-	3,120,000
Total current assets	4,058,415	1,854,197	-	5,912,612

Property and equipment, net of accumulated depreciation	17,890	743,964	(49,183)	712,671
Prepaid expenses	384,400	-	-	384,400
Other assets	26,975	-	-	26,975

Total assets	$ 4,487,680	$ 2,598,161	$ (49,183)	$ 7,036,658

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$ 44,507	$ 742,940	-	$ 787,447
Accrued compensation	11,967	-	-	11,967
Advance from customer	-	364,621	-	364,621
Deferred revenues-short term	366,300	-	-	366,300
Income tax payable	100,503	-	-	100,503
Due to related party	143,430	460,243	-	603,673
Loans payable-current portion	-	133,528	-	133,528
Deferred income tax payable	975,196	-	-	975,196

Total current liabilities	1,641,903	1,701,332	-	3,343,235

Long term loans payable	-	100,146	-	100,146
Deferred revenues-long term	549,450	-	-	549,450

Minority interest	-	-	721,004	721,004
Stockholders' (Deficit) Equity:
See Notes to Unaudited Proforma Financial Statements.
-5A-

Preferred stock, 10,000,000 shares authorized, none issued	-	-	-	-
Common stock, 1,000,000,000 shares authorized, 100,526,120 issued and outstanding	10,053			10,053
Additional paid-in capital	565,169	603,865	(603,865)	565,169
Accumulated comprehensive income	1,457,845	26,496		1,484,341
Retained earnings	263,260	166,322	(166,322)	263,260

Total stockholders’ (deficit) equity	2,296,327	796,683	(770,187)	2,322,823

Total liabilities and stockholders’ (deficit) equity	$ 4,487,680	$ 2,598,161	$ (49,183)	$ 7,036,658

See Notes to Unaudited Proforma Financial Statements.
-5B-

China Direct, Inc.
Proforma Statement of Operations
For the Six-Months Ended June 30, 2006
(Unaudited)
	China Direct, Inc.	Lang Chemical, Inc.	Proforma Adjustments	Proforma Consolidated
Revenues	$ 386,832	$ 15,421,914	$ -	$ 15,808,746

Cost of revenues	148,794	15,226,331	-	15,375,125

Gross profit:	238,038	195,583	-	433,621

Operating expenses:
Sales, general, and administrative-related parties	11,252			11,252
Sales, general and administrative	842,088	173,926		1,016,014
Total operating expenses	853,340	173,926	-	1,027,266

Operating (loss) income	(615,302)	21,657	-	(593,645)

Other income (expense)
Other income		833		833
Interest expense		(8,548)		(8,548)
Unrealized gain (loss) on trading securities	273,500		-	273,500
Realized gain on sale of trading securities	43,345		-	43,345
	316,845	(7,715)	-	309,130

Net (loss) income before income tax and minority interest	(298,457)	13,942	-	(284,515)

Income tax benefit (expense)	118,189		-	118,189

Net loss before minority interest	(180,268)	13,942	-	(166,326)

Minority Interest in loss of subsidiary	-	-	$ (6,832)	$ (6,832)

Net (loss) income	$ (180,268)	$ 13,942	$ (6,832)	$ (173,158)

Foreign currency	-	$ 26,576	-	26,576

Unrealized gain on marketable securities held
for sale, net of income tax	1,395,240	-	-	1,395,240

Comprehensive income	$ 1,214,972	$ 40,518	$ (6,832)	$ 1,248,658

See Notes to Unaudited Proforma Financial Statements. -6-

CHINA DIRECT, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.	Basis of Presentation

The accompanying unaudited pro forma combined balance sheet of China Direct , Inc. (“the Company”) at June 30, 2006 is presented as if the acquisition of Shanghai Lang Chemical Company., Ltd (“Lang”) had occurred on June 30, 2006. The pro forma combined condensed statements of operations of China Direct , Inc. (“the Company”) for the year ended December 31, 2005 and the six months ended June 30, 2006 are presented as if the acquisitions of Shanghai Lang Chemical Company., Ltd occurred on January 1, 2005 and January 1, 2006, respectively. These unaudited pro forma combined condensed financial statements are based upon the historical financial statements of China Direct, Inc., and Shanghai Lang Chemical Company., Ltd after considering the effect of the adjustments described in these footnotes.

The accompanying unaudited pro forma combined condensed financial statements do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of China Direct , Inc. and Shanghai Lang Chemical Company., Ltd operations. Further, actual results may be different from these unaudited pro forma combined financial statements.

2.	The Acquisitions

The acquisition by China Direct, Inc. (the “Company”) of Shanghai Lang Chemical Company, Inc. (“Lang”), a privately held Chinese company, closed October 1, 2006. China Direct acquired 51% equity ownership of Shanghai Lang Chemical Company Limited in exchange for an initial capital infusion of US$375,000 and a follow-up capital infusion of US$326,250 to be made on or before June 30, 2007. The Company’s two shareholders, Messrs. Chen and Zhu each retained a 24.5% equity interest in Lang, and remained as officers. The purchase price was determined based on arm’s length negotiations and no finder’s fees or commissions were paid in connection with the acquisition.

The estimated purchase price and the preliminary adjustments to historical book value of Shanghai Lang Chemical Company, Limited as a result of the acquisition are as follow:

Purchase price:

Purchase price	$ 701,250

Net Assets Acquired(June 30, 2006):
Total Assets	2,598,161
Liabilities	(1,801,478)
Other Comprehensive Income	(26,496)
Net Assets	770,187
Additional Paid in capital	701,250
Total Net Assets	1,471,437
*51% ownership
Net Assets Acquired(June 30, 2006):	750,433

Net Assets acquired in excess of purchase price	$ 49,183

                                                                                                               -7-

CHINA DIRECT, INC.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

3.	Pro Forma Adjustments

The pro forma adjustments are comprised of the following elements:

(a)

Reflects the payment of purchase consideration totaling $701,250. Purchase allocation to net assets acquired is a preliminary estimate made by management. The estimate assumes that historical values of net assets acquired approximate fair value. The excess net assets acquired over purchase are allocated to property and equipment.

(b)	Reflects the minority interest of the pro forma adjustments to net income (loss) before minority interest based on 51% ownership.

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